UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     February 26, 2005
                                                ______________________________



                        Willow Grove Bancorp, Inc.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



     Pennsylvania                      000-49706                   80-0034942
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)          (IRS Employer
of incorporation)                                          Identification No.)




Welsh and Norristown Roads, Maple Glen, Pennsylvania               19002
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code           (215) 646-5405
                                                  ____________________________



                             Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.02 Termination of a Material Definitive Agreement
          ----------------------------------------------

     Effective February 26, 2005, the employment agreement between Willow Grove Bank (the "Bank"), the wholly-owned subsidiary of Willow Grove Bancorp, Inc. (the "Company"), and Joseph M. Matisoff (the "Employment Agreement"), dated as of May 1, 2004 was terminated.

     A copy of the form of Employment Agreement was filed as Exhibit 10.3 to the quarterly report on Form 10-Q filed by the Company on May 14, 2004 (File No. 000-49706).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
          --------------------------------------------------------------------

     As of February 26, 2005, the employment of Joseph M. Matisoff as Executive Vice President and Chief Operating Officer of the Bank was terminated.



                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              WILLOW GROVE BANCORP, INC.



Date:  February 28, 2005      By: /s/ Frederick A. Marcell Jr.
                                  -------------------------------------
                                  Frederick A. Marcell Jr.
                                  President and Chief Executive Officer